INTERNET COMMERCE CORPORATION
                      (a development stage company)

                         Condensed Balance Sheets

                                                              Pro forma
                                             Actual            Forecast
                                          February 28,         March 7,
                                              1999               1999
                                           (Unaudited)        (Unaudited)
                                         --------------     --------------

ASSETS
Current assets:
  Cash and cash equivalents              $     683,919      $   6,040,781
  Accounts receivable                           10,948             11,359
  Prepaid expenses and other assets            109,739             91,305
                                         --------------     --------------
     Total current assets                      804,606          6,143,445

Fixed Assets                                   432,639            429,085
Software development costs                     713,920            713,904
Other Assets                                     2,700              2,700
Goodwill, net                                  405,053            402,102
                                         --------------     --------------
                                         $   2,358,918      $   7,691,237
                                         --------------     --------------
                                         --------------     --------------

LIABILITIES
Current liabilities:
  Accounts payable                       $      17,112      $      18,969
  Bridge notes, net of debt discount         1,165,398             28,280
  Notes payable                                      -                  -
  Capital lease obligation                      93,165             93,460
  Accrued expenses                             366,532            367,549
                                         --------------     --------------
     Total current liabilities               1,642,207            508,257
                                         --------------     --------------

Capital lease obligation
  -less current portion                        140,658            138,741
                                         --------------     --------------
     Total liabilities                       1,782,865            646,998
                                         --------------     --------------
                                         --------------     --------------

Redeemable Common Stock                          5,729              5,729


STOCKHOLDERS' EQUITY
Preferred stock                                      2                  2

Common Stock
  Class A - par value $.01 per share,
   40,000,000 shares authorized, one
   vote per share; 947,951 shares
   issued and outstanding at
   July 31, 1998 and 1,282,386 shares
   issued and outstanding at
   October 31, 1998                             13,038             30,228
  Class B - par value $.01 per share,
   2,000,000 shares authorized, six
   votes per share; 194,397 shares
   issued and outstanding                        1,944              1,944
Additional paid-in capital                  17,766,573         24,987,587
Notes receivable                                     -                  -
(Deficit) accumulated during
 development stage                         (17,211,233)       (17,981,251)
                                         --------------     --------------
     Total stockholders' equity                570,324          7,038,510
                                         --------------     --------------
     Total liabilities and
      stockholders' equity               $   2,358,918      $   7,691,237
                                         --------------     --------------
                                         --------------     --------------

     Total assets                                               7,691,237
     Less : Goodwill, net                                        (402,102)
     Less total liabilities                                      (646,998)
                                                            --------------
     Net tangible asset balance                                 6,642,136